Q3 Financial and Operating Results Corporate Update November 12, 2019

SPEAKERS ON TODAY’S CALL Paul LaViolette Anthony Fernando Joe Slattery Chairman of the President and Executive Vice President Board of Directors Chief Executive Officer and Chief Financial Officer 2

FORWARD LOOKING STATEMENTS This presentation includes statements relating to TransEnterix’ refocused plan for the market development, product advances and key opinion leader buy-in, and regulatory and commercial plans for the Senhance Surgical System and a general corporate update. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether we will be able to execute upon our corporate objectives. For a discussion of the risks and uncertainties associated with TransEnterix's business, please review our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019 and our other filings we make with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 3

PAUL LAVIOLETTE Chairman of The Board of Directors 4

ANTHONY FERNANDO President and Chief Executive Officer 5

AGENDA Q3 QUARTERLY INTRODUCTORY BUSINESS OUTLOOK AND FINANCIAL COMMENTS UPDATE EXPECTATIONS REVIEW 6

Q3 FINANCIAL REVIEW JOE SLATTERY Executive Vice President and Chief Financial Officer 7

BUSINESS UPDATE ANTHONY FERNANDO President and Chief Executive Officer 8

BUSINESS UPDATE 1 WHAT WE KNOW 2 WHAT WE HAVE LEARNED WHAT WE STILL NEED TO DO 3 9

BUSINESS UPDATE 1 WHAT WE KNOW 2 WHAT WE HAVE LEARNED WHAT WE STILL NEED TO DO 3 10

WHAT WE KNOW:

WE ARE UNIQUELY FOCUSED ON DIGITAL LAPAROSCOPY

	On the Market	In Development	Product Strategy → Implications
Digital Laparoscopy	**Senhance**  US✓ EU✓ JP✓		Lap motion → Familiarity for Laparoscopic surgeons Fully reusable instruments → Low cost per procedure Standard 5mm and 3mm Instruments → Advances MIS benefit Haptic feedback → Restores significant sensory input to surgery Eye tacking camera control → Novel and satisfying surgical vision control Open vision system → Leverage best in class visualization technologies Individual boom arms → Full patient access Articulating instruments → Enabling where needed
Robotic Assisted Surgery	**Da Vinci**  US✓ EU✓ JP✓	**Medtronic** **VERB** **CMR**	Open motion → More enabling for non-laparoscopists Limited use/Single use instruments → High cost per procedure Wristed instruments → Enabling but higher cost per procedure 8mm and 5mm instruments → Not improving invasiveness over laparoscopy

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WHAT WE KNOW:

LAPAROSCOPIC MARKET IS LARGE WITH LIMITED ROBOTIC PENETRATION TODAY


Open surgery
4mm procedures (EU and US)
Current Abdominal robotic surgery
~850k Procedures EU and US
Laparoscopic Surgery
6mm procedures (EU and US)

- Robotics growth continues at 20+%
- 6MM laparoscopic procedures performed in the US and Europe alone
- The vast majority of laparoscopic surgery is not addressable by other robotic offerings
  - High procedure cost
  - Dramatically lengthens OR time for many procedures
  - Increased incision size relative to laparoscopy
- Addressing this market requires:
  - Maintaining laparoscopic standards (instrument size, haptics)
  - Maintaining OR efficiency
  - Responsible economics
  - Digital benefits
- Increasing desire of administration for robotics competition

TransEnterix

SenhanceSurgery

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WHAT WE KNOW: SENHANCE DEMONSTRATING STRONG CLINICAL PERFORMANCE ACROSS THE GLOBE GLOBAL CLINICAL CASE VOLUME GROWTH AP GYN Gen +188% US 21% Surg 47% +86% 2019 YTD* +22% EMEA URO CASE MIX 16% Bariatric Active Sites 6 15 24 7% Colorectal 9% Total Cases 394 548 1232 Adoption across multiple specialty areas, Strong clinical case performance in 2019 demonstrating broader applicability and adoption *YTD Case volumes as of October 10/31/ 2019 13

WHAT WE KNOW: SENHANCE VALUE DEMONSTRATED IN MULTIPLE CUSTOMER SETTINGS SITE PERFORMANCE CURRENT FOUNDATIONAL SITES First YTD Annual Location # Surgeons Specialties Case Procedures* Pace Foundational Netherlands Nov - 18 161 175+ 10 GS, GYN, CR, URO Kazakhstan 1 Oct - 18 130 150+ 9 GS, GYN, CR, URO Emerging Germany 1 Jul - 19 55 150+ 3 GS, CR Germany 2 Mar - 17 104 125+ 5 GS, GYN, CR Laggards Kazakhstan 2 Mar - 18 108 125+ 3 GS, URO Taiwan Apr - 19 60 100+ 4 BAR, GS, URO New Jersey Mar - 19 81 100+ 3 BAR, GS, CR, GYN FOUNDATIONAL SITE = 100+ CASES PER YEAR + MULTIPLE SPECIALTIES/SURGEONS *YTD Case volumes as of October 10/31/ 2019 14

BUSINESS UPDATE 1 WHAT WE KNOW 2 WHAT WE HAVE LEARNED WHAT WE STILL NEED TO DO 3 15

WHAT WE HAVE LEARNED: THE CHALLENGES 1. We focused too heavily on "sales"… 2. Before the system was broadly attractive... …which required significant investment …first gen software did not perform well …had unfilled portfolio gaps …and resulted in a broad geographic - Advanced Energy approach - 3rd party vison system compatibility - Articulating instruments …creating a sub-optimal customer base to gain feedback …to make improvements and leverage for a 3. Before we had established an enthusiastic strong value proposition user base to complement selling efforts... …lacked compelling clinical/real-world …and drove our OUS regulatory investments experience based on individual opportunities …lacked enthusiastic user base to leverage for advocacy, speaking/presenting and per- to-peer marketing 16

BUSINESS UPDATE 1 WHAT WE KNOW 2 WHAT WE HAVE LEARNED WHAT WE STILL NEED TO DO 3 17

WHAT WE STILL NEED TO DO: MARKET DEVELOPMENT . Expand utilization, surgeon base, and specialties within existing sites . Rapid implementation of new Senhance programs at strategic sites in focus regions . Increase number of speakers and formalize speaker program . Drive share of voice through multiple channels & peer to peer events 18

WHAT WE STILL NEED TO DO: FOCUSED AND DELIBERATE GATHERING OF EVIDENCE TO SUPPORT KEY VALUE PROPOSITIONS Senhance Maintaining O.R. Efficiency – Cost Effective Robotics - demonstrate how learning curve, camera driving cost savings & enabling a cost control, open platform, hybrid approach, effective robotics growth strategy rapid docking drive robotic efficiency Reduction in Physical & Cognitive support how Senhance Improved Clinical Outcomes – Fatigue – demonstrate the clinical benefits of ergonomics, camera control, & robotic Senhance enabled 3mm instruments precision favorably impact fatigue We plan to initiate programs or leverage existing experiences to generate support for our key differentiators and validate our value proposition to hospitals and surgeons 19

WHAT WE STILL NEED TO DO: PORTFOLIO EXPANSION ARTICULATING INSTRUMENTS DIGITAL SURGICAL TECHNOLOGY . 5mm Articulating Instrument portfolio . Passive and bipolar energy capable DEFECT IDENTIFICATION INSTRUMENT TAGGING AND POINT TO POINT AND MESH SIZING PROJECTION 3D MEASUREMENT . Enabling expanded Senhance clinical utility First of Kind Senhance Digital Tools which Enable: • Surgical scene understanding & situational awareness INDICATION EXPANSION • Stage in operation • Type of tool . Broad General Surgery • Type of operation indication in the US • Organs in the field of view . Augmented Intelligence and machine learning to assist surgeons reduce fatigue . Bariatric indication in the US • Segment tools . Pediatric indication in EU • Segment organs . System monitoring and control to provide additional layer of safety 20

BUSINESS UPDATE Uniquely focused on digital laparoscopy WHAT WE KNOW Market expansion opportunity 1 Senhance value proposition proven in key sites Lessons from the past have informed our go WHAT WE HAVE LEARNED 2 forward strategy Broaden market awareness and expand data that WHAT WE STILL NEED TO DO supports our value proposition while continuing to innovate 3 21

OUTLOOK AND EXPECTATIONS 22

2020 – SENHANCE AND DIGITAL LAPAROSCOPY RECOGNIZED AS KEY COMPONENTS FOR ROBOTIC GROWTH TECHNOLOGY THAT HAS THE ABILITY TO “RIGHT SIZE ROBOTICS” MARKET DEVELOPMENT CLINICAL EVIDENCE PORTFOLIO EXPANSION . 20 “foundational sites” performing . Publication of evidence supporting . Scene cognition and Augmented 100+ procedures annual run rate Senhance value propositions Intelligence module launched in the . US . Double the number of clinical cases Cost Effectiveness . Ergonomics . Full EU launch of 5mm Articulating . Increase the number of speakers & . Clinical Outcomes instruments advocates cascading our key messages . O.R. Efficiency . Indication expansion . General Surgery in US . Broad array of peer to peer learning events where critical messaging is . Bariatric in US discussed & shared . Pediatric in EU By End 2020 – Critical mass of advocacy, awareness, and credibility exists as a foundation to drive future growth 23

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